UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 10, 2018
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensatory Arrangements

On August 10, 2018, the Governance, Compensation and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Insignia Systems, Inc. (the “Company”), recommended, and the Board approved, long-term incentive (“LTI”) awards for our named executive officers in the form of (i) non-qualified stock options (“Options”) to purchase up to 53,985 shares of Company common stock to Kristine Glancy, our President and Chief Executive Officer, and up to 13,570 shares of Company common stock to Jeffrey Jagerson, our Chief Financial Officer and Treasurer, and (ii) restricted stock units (“RSUs”) representing a contingent right to receive 53,985 shares of Company common stock to Ms. Glancy and 13,570 shares of Company common stock to Mr. Jagerson. The Options and RSUs were granted pursuant to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), and vest in three substantially equal installments on August 10, 2020, 2021 and 2022, subject to possible acceleration in accordance with the terms of the 2018 Plan.

The awards to Ms. Glancy and Mr. Jagerson reflect our Board and the Committee’s objective of designing LTI awards intended to:
●
retain and motivate the Company’s senior executives most able to influence strategy and performance to drive transformational change and sustainable long-term shareholder value creation in a rapidly evolving industry;
●
align the interests of our executives and our shareholders by selecting a vesting schedule intended to provide a reasonable time frame to measure sustainable value creation
●
place a significant portion of the LTI compensation opportunity “at risk” and linked directly to an increase in share price through stock options; and
●
provide a competitive level of compensation to enable the Company to recruit and retain high-quality executives in a Company and industry experiencing transformational change.

In connection with the grants of Options and RSUs, the Committee also approved forms of award agreement for issuances of non-qualified stock options and time-vested restricted stock units to employees pursuant to the 2018 Plan. The text of the forms of award agreements is filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Form 8-K that are not statements of historical or current facts, are “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results or performance of the Company to be materially different from the results or performance expressed or implied by such forward-looking statements. The words “anticipates,” “believes,” “expects,” “seeks, “intends” and similar expressions identify forward-looking statements. Forward-looking statements include statements expressing the intent, belief or current expectations of the Company and members of our management team regarding, for instance: (i) our belief that our compensation program will create a substantial incentive for executives to execute the Company’s turn-around strategy; (ii) that our compensation program will cause the Company to realize dramatic growth in its value with shareholders; and (iii) that as the value delivered to our shareholders increases, so does the compensation of our executives. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this statement was made. These forward-looking statements are based on current information, which we have assessed and which by its nature is dynamic and subject to rapid and even abrupt changes.

Factors that could cause our estimates and assumptions as to future performance, and our actual results, to differ materially include the following: (i) the risk that management may be unable to fully or successfully implement its business plan to achieve and maintain increased sales and resultant profitability in the future; (ii) the risk that the Company will not be able to develop and implement new product offerings, including mobile, digital or other new offerings, in a successful manner; (iii) prevailing market conditions, including pricing and other competitive pressures, in the in-store advertising industry and, intense competition for agreements with retailers and consumer packaged goods manufacturers; (iv) potentially incorrect assumptions by management with respect to the financial effect of current strategic decisions, the effect of current sales trends on fiscal year 2018 results and the benefit of our relationship with News America; (v) termination of all or a major portion of, or a significant change in terms and conditions of, a material agreement with a consumer packaged goods manufacturer, retailer, or News America; (vi) other economic, business, market, financial, competitive and/or regulatory factors affecting the Company’s business generally; (vii) our ability to successfully implement our new IT operating infrastructure; and (viii) our ability to attract and retain highly qualified managerial, operational and sales personnel. Our risks and uncertainties also include, but are not limited to, the risks presented in our Annual Report on Form 10-K for the year ended December 31, 2017, any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. We undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this Form 10-Q to reflect events or circumstances after the date of this Form 10-Q or to update reasons why actual results would differ from those anticipated in any such forward-looking statements, other than as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Method of Filing

10.1	Form of Non-Qualified Stock Option Agreement	Filed Herewith
10.2	Form of Restricted Stock Unit Agreement	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: August 14, 2018	By:	/s/ Jeffrey A. Jagerson
Name: Jeffrey A. Jagerson
Title: Chief Financial Officer and Treasurer